Calculation of Filing Fee Tables
S-3
CONSTELLATION BRANDS, INC.
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Debt	4.850% Senior Notes due 2031	457(r)	500,000,000		$ 499,715,000.00	0.0001381	$ 69,010.65
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 499,715,000.00		$ 69,010.65
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 69,010.65
			Net Fee Due:						$ 0.00
Offering Note
[1]	This registration fee table shall be deemed to update the "Calculation of Filing Fee Tables" in the registration statement on Form S-3ASR (File No. 333-291350) of Constellation Brands, Inc. (the "Registrant") filed on November 7, 2025 in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act").

Table 2: Fee Offset Claims and Sources	☐Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims	1	Constellation Brands, Inc.	S-3	333-268289	11/10/2022		$ 69,010.65	Equity	Class A Common Stock, par value $0.01 per share	21,274,829	$ 2,752,324,627.73
Fee Offset Sources	2	Constellation Brands, Inc.	S-3	333-268289		11/10/2022						$ 796,718.70
Rule 457(p) Statement of Withdrawal, Termination, or Completion:
[1]	The Registrant previously filed a prospectus supplement, dated November 10, 2022, to a prospectus, dated November 10, 2022, constituting part of its Registration Statement on Form S-3 (File No. 333-268289) relating to the offer and sale of 29,870,072 shares of Common Stock (the "Prior Registration Statement"), of which 21,274,829 shares (the "Unsold Shares") remained unsold. In connection with the Prior Registration Statement, the Registrant paid a filing fee of $796,718.70, calculated in accordance with Rule 457(r) under the Securities Act. The Registrant withdrew the Prior Registration Statement and terminated the offering that included the Unsold Shares, leaving $567,459.43 in previously paid fees available for future offset. The Registrant previously filed a prospectus supplement, dated November 7, 2025, to a prospectus, dated November 7, 2025, constituting part of its Registration Statement on Form S-3 (File No. 333-291350) relating to the offer and sale of 21,274,829 shares of Common Stock and, in accordance with Rule 457(p) under the Securities Act, used $380,096.03 of the unused filing fees leaving a remaining balance of $187,363.40 of unused fees. In accordance with Rule 457(p) under the Securities Act, the Registrant is using $69,010.65 of the unused filing fees to offset the filing fee payable in connection with this filing. Accordingly, no additional registration fees are due to be paid at this time.

Offset Note
[2]	The Registrant previously filed a prospectus supplement, dated November 10, 2022, to a prospectus, dated November 10, 2022, constituting part of its Registration Statement on Form S-3 (File No. 333-268289) relating to the offer and sale of 29,870,072 shares of Common Stock (the "Prior Registration Statement"), of which 21,274,829 shares (the "Unsold Shares") remained unsold. In connection with the Prior Registration Statement, the Registrant paid a filing fee of $796,718.70, calculated in accordance with Rule 457(r) under the Securities Act. The Registrant withdrew the Prior Registration Statement and terminated the offering that included the Unsold Shares, leaving $567,459.43 in previously paid fees available for future offset. The Registrant previously filed a prospectus supplement, dated November 7, 2025, to a prospectus, dated November 7, 2025, constituting part of its Registration Statement on Form S-3 (File No. 333-291350) relating to the offer and sale of 21,274,829 shares of Common Stock and, in accordance with Rule 457(p) under the Securities Act, used $380,096.03 of the unused filing fees leaving a remaining balance of $187,363.40 of unused fees. In accordance with Rule 457(p) under the Securities Act, the Registrant is using $69,010.65 of the unused filing fees to offset the filing fee payable in connection with this filing. Accordingly, no additional registration fees are due to be paid at this time.

Table 3: Combined Prospectuses	☑Not Applicable
Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date

Narrative Disclosure
The maximum aggregate offering price of the securities to which the prospectus relates is $499,715,000.00. The prospectus is a final prospectus for the related offering.